As filed with the Securities and Exchange Commission on February 20, 2007

                                                      1933 Act File No. 33-07404
                                                     1940 Act File No. 811-04760

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      POST-EFFECTIVE AMENDMENT NO. 150                       [X]

                                       and

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 150                              [X]

                                DWS ADVISOR FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                    (Address of Principal Executive Offices)

                                 (212) 454-7190
                         (Registrant's Telephone Number)

                                  John Millette
                             Two International Place
                                Boston, MA 02110
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Burton M. Leibert, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                             New York, NY 10019-6099

It is proposed that this filing will become effective (check appropriate box):

/_/   immediately upon filing pursuant to paragraph (b) of Rule 485 on
/X/   February 20, 2007 pursuant to paragraph (b) of Rule 485
/_/   60 days after filing pursuant to paragraph (a)(1) of Rule 485(a)
/_/   on ____________ pursuant to paragraph (a)(1) of Rule 485
/_/   75 days after filing pursuant to paragraph (a)(2) of Rule 485
/_/   on ___________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/_/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE
                                ----------------

This post-effective amendment contains the prospectus and Statement of Additional Information relating to the following series of the registrant:

o        DWS Short Duration Plus Fund -- Class B

This post-effective amendment is not intended to update or amend any other prospectuses or Statements of Additional Information of the registrant's other series or classes.

                                February 20, 2007

                                   PROSPECTUS

                                -----------------

                                     CLASS B

                          DWS Short Duration Plus Fund

   As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                           ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                            Deutsche Bank Group

Contents
--------------------------------------------------------------------------------

 How the Fund Works                        How to Invest in the Fund


   4  The Fund's Main Investment            21  Choosing a Share Class
      Strategy
                                            25  How to Buy Class B Shares
   7  The Main Risks of Investing
      in the Fund                           26  How to Exchange or Sell
                                                Class B Shares
  10  The Fund's Performance History
                                            27  Policies You Should Know
  12  How Much Investors Pay                    About

  13  Other Policies and Secondary          39  Understanding Distributions
     Risks
                                and Taxes
  14  Who Manages and Oversees
      the Fund

  19  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Class B shares are generally intended for investors seeking the advice and assistance of a financial advisor. This prospectus offers Class B shares for the fund. Class B shares have been created especially for former Class B shareholders of DWS Short Term Bond Fund. Class B shares are not available to new investors.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at www.dws-scudder.com (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                                                       Class B
                                                     fund number       618
  DWS Short Duration Plus Fund
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy


The fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital.

The fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. The fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by us to be of similar quality).


Fixed income securities in which the fund may invest include the following:

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government. Securities issued by certain agencies and instrumentalities of the US government are not guaranteed by the US government and are supported solely by the credit of the agency or instrumentality.

o US dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

o US dollar-denominated asset-backed securities issued by domestic or foreign entities.

o Mortgage pass-through securities issued by governmental and non-governmental issuers.

--------------------------------------------------------------------------------


DWS Short Duration Plus Fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

o Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage backed securities.

o Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities.

o Short-term investments, including money market mutual funds. The fund invests in short-term investments to meet shareholder withdrawals and other liquidity needs. Short-term investments will be rated at the time of purchase within one of the top two short-term rating categories by a NRSRO or, if unrated, determined by us to be of similar quality.


The fund may invest up to 10% of its assets in US dollar denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by us to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. A portion of high yield securities purchased for the fund may consist of non-US dollar denominated, below investment-grade fixed income securities. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

The fund can invest up to 15% of its net assets in illiquid securities.


Derivative Instruments. The fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the fund may use include futures contracts, options on futures contracts and forward contracts. The fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the global asset allocation strategy, the fund may use derivatives for leveraging, which is a way to attempt to enhance returns. We will only use these instruments if we believe that their return potential more than compensates for the extra risks associated with using them.

The fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment-grade fixed income markets. The investment process focuses on a top-down approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

The portfolio managers primarily invest in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., the Standard & Poor's Division of The McGraw-Hill Companies, Inc., Fitch, Inc., or another NRSRO, or, if unrated, determined by us to be of similar quality.

The portfolio managers normally target an average portfolio duration of no longer than three years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than rates of longer-term investments.

In an attempt to enhance return, the fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets.

Through the global asset allocation investment strategy, the portfolio managers seek to enhance the fund's return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The portfolio managers take the investment views of Deutsche Asset Management's bond, asset allocation and currency teams located around the world and combine them using a structured, disciplined portfolio construction and risk management process. The end result is a portfolio of bond and currency positions intended to generate returns for the fund that exceed those that could be achieved without the global asset allocation strategy, although there can be no guarantee that such result will be achieved. Because the global asset allocation strategy focuses on short- and medium-term market moves, the managers expect to change the fund's investment weightings frequently.

In implementing the global asset allocation strategy, the fund invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the fund's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on our judgment as to the potential risks and rewards of implementing the different types of strategies.


The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Derivatives Risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the Fund's Class S shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The inception date for Class B shares is April 23, 2007. For the bar chart, the performance figures for Class B are based on the historical performance of the fund's original share class (Class S shares, formerly Investment Class), adjusted to reflect the higher gross total annual operating expenses of Class B.

In the table, the performance figures for Class B are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges of Class B. Class S shares are offered in a different prospectus, which is available upon request.

Investors should note that the fund's performance before November 17, 2004 was obtained while the fund had a different investment objective and different investment strategies, fees and expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Short Duration Plus Fund

Annual Total Returns (%) as of 12/31 each year THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1999      4.56
2000      5.29
2001      4.71
2002      3.59
2003      2.60
2004      5.11
2005      1.17

2006      4.30



For the periods included in the bar chart:


Best Quarter: 3.00%, Q4 2004               Worst Quarter: - 0.18%, Q1 2005


* The return for the year 2004 includes the effect of the conversion of the fund from a stable value fund to a short-term bond fund. In the absence of such conversion, the return would have been lower.

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2006
--------------------------------------------------------------------------------
                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------
  Return before Taxes                   1.30           3.17          3.90
--------------------------------------------------------------------------------
Return after Taxes on                   0.32           1.23          1.81
Distributions
--------------------------------------------------------------------------------
Return after Taxes on                   1.17           1.31          1.83
Distributions and Redemptions
--------------------------------------------------------------------------------
Index (reflects no deductions for       4.25           3.27          4.52
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The Lehman 1-3 Year Government and Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.


The return for the year 2004 includes the effect of the conversion of the fund from a stable value fund to a short-term bond fund. In the absence of such conversion, the return would have been lower.

* Since December 23, 1998 for the Class S shares of the fund. Index comparison begins December 31, 1998.

Total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance, call your financial advisor or (800) 621-1048 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.


The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                                            Class B
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as % of             None
offering price)(1)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load) (as % of             4.00%
redemption proceeds)
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less than 15 days (as         2.00
% of redemption proceeds)(1)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee(2)                                                    0.47%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                                     1.00
--------------------------------------------------------------------------------
Other Expenses(3)                                                     0.56
--------------------------------------------------------------------------------
Total Annual Operating Expenses(4)                                    2.03
--------------------------------------------------------------------------------

(1) This fee is charged on applicable redemptions or exchanges. Please see "Policies You Should Know About -- Policies about transactions" for further information.

(2) Restated on an annualized basis to reflect the effect of the proposed merger with DWS Short Term Bond Fund on or about April 23, 2007. Includes 0.10% administration fee.

(3) Other expenses are estimated since no DWS Short Duration Plus Class B Shares were issued as of the fiscal year end. Other expenses reflect the effect of the proposed merger with DWS Short Term Bond Fund on or about April 23, 2007.

(4) Through September 30, 2007, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at a ratio no higher than 1.72% for Class B shares, excluding certain expenses such as extraordinary expenses, proxy, taxes, brokerage, interest, and organization and offering expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class B shares              $606           $937         $1,293         $1,823
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class B shares              $206           $637         $1,093         $1,823
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goals without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

Prior to January 13, 2006, the fund operated pursuant to a master/feeder structure under which the fund invested all of its assets in a master portfolio (the "Portfolio").


Secondary risks

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its goal.

A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


Who Manages and Oversees the Fund

The investment advisor


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is the investment advisor for the fund. Under the supervision of the Board, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes fund investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI") was the fund's investment advisor. Effective December 31, 2006, DAMI was merged into DIMA. The new investment management agreement with DIMA was approved by the Board and is identical in substance to the fund's prior investment management agreement with DAMI.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Management Fee. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:

----------------------------------------------------------------------
Fund Name                                             Fee Paid
----------------------------------------------------------------------
DWS Short Duration Plus Fund                           0.60%*
----------------------------------------------------------------------

* For the period from January 14, 2006 through September 30, 2006. For the period from October 1, 2005 through January 13, 2006, the Advisor received a management fee from the Portfolio pursuant to the master/feeder structure noted earlier in this prospectus. The actual rate paid from October 1, 2005 through January 13, 2006 was 0.41%. Reflects the effects of expense limitations and/or fee waivers then in effect.

Effective July 1, 2006, DWS Short Duration Plus Fund pays the Advisor under the Investment Management Agreement a fee, calculated daily and paid monthly, at the annual rate of 0.500% of the fund's average daily net assets up to $500 million, 0.485% of the next $500 million, 0.470% of the next $1.0 billion and 0.455% thereafter.

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended September 30, 2006 (see "Shareholder reports" on the back cover).

Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.

The portfolio management

DWS Short Duration Plus Fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager has authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.



William Chepolis, CFA                    Gary Sullivan, CFA
Managing Director of Deutsche Asset      Director of Deutsche Asset Management
Management and Portfolio Manager of the  and Portfolio Manager of the fund.
fund.                                      o   Joined Deutsche Asset Management
  o   Joined Deutsche Asset Management         in 1996 and the fund in 2006.
      in 1998 after 13 years of                Served as the head of the High
      experience as vice president and         Yield group in Europe and as an
      portfolio manager for Norwest            Emerging Markets portfolio
      Bank, where he managed the bank's        manager.
      fixed income and foreign exchange    o   Prior to that, four years at
      portfolios.                              Citicorp as a research analyst
  o   Portfolio Manager for Retail             and structurer of collateralized
      Mortgage Backed Securities:              mortgage obligations. Prior to
      New York.                                Citicorp, served as an officer in
  o   Joined the fund in 2002.                 the US Army from 1988 to 1991.
  o   BIS, University of Minnesota.        o   BS, United States Military
                                               Academy (West Point); MBA, New
Matthew F. MacDonald                           York University, Stern School of
Director of Deutsche Asset Management          Business.
and Portfolio Manager of the fund.
  o   Joined Deutsche Asset Management   Robert Wang
      and the fund in 2006 after 14      Managing Director of Deutsche Asset
      years of fixed income experience   Management and Portfolio Manager
      at Bank of America Global          of the fund.
      Structured Products and PPM          o   Joined Deutsche Asset Management
      America, Inc., where he was              in 1995 as portfolio manager for
      portfolio manager for public             asset allocation after 13 years
      fixed income, including MBS, ABS,        of experience of trading fixed
      CDOs and corporate bonds;                income, foreign exchange and
      earlier, as an analyst for MBS,          derivative products at
      ABS and money markets; and               J.P. Morgan.
      originally, at Duff & Phelps         o   Global Head of Quantitative
      Credit Rating Company.                   Strategies Portfolio Management:
  o   Portfolio Manager for Retail             New York.
      Mortgage Backed Securities: New      o   Joined the fund in 2005.
      York.                                o   BS, The Wharton School,
  o   BA, Harvard University; MBA,             University of Pennsylvania.
      University of Chicago Graduate
      School of Business.


The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

Legal proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the NewYork Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the NewYork Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/ Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


Financial Highlights

Because Class B shares have not commenced operations as of the date of this prospectus, there is no financial information to report.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus offers one share class for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers other classes of shares separately. Class B shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of Class B shares, so that you can be sure this class is right for you. You may want to ask your financial advisor to help you with this decision.

We describe Class B shares in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description of the main features of Class B shares.

================================================================================
Class and features                       Points to help you compare
================================================================================
Class B

o No charges when you buy shares         o The deferred sales charge rate falls
                                           to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares    o Shares automatically convert to Class
  you bought within the last six years     A after six years, which means lower
                                           annual expenses going forward
o Up to 1.00% annual distribution/
  shareholder servicing fee
================================================================================

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the fund you buy or the class of shares of the fund that you buy.

In addition to these payments, the Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information (the "SAI") as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing the fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from 0.01% up to 0.50% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of these funds or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the funds will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Class B shares


With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution services fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.


Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

---------------------------------------------------------------------
Year after you bought shares          CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                          3.00%
---------------------------------------------------------------------
Fourth or fifth year                          2.00%
---------------------------------------------------------------------
Sixth year                                    1.00%
---------------------------------------------------------------------
Seventh year and later       None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in these funds or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans. You should consult with your financial advisor to determine which class of shares is appropriate for you.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

How to Buy Class B Shares


Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts

$50 or more with an Automatic Investment  $50 or more with an Automatic
Plan                                      Investment Plan
================================================================================
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "DWS
                                            Scudder" and an investment slip to
o Send it to us at the appropriate          us at the appropriate address below
  address, along with an investment check
                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By phone

Not available                             o Call (800) 621-1048 for instructions
================================================================================
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            (800) 621-1048
================================================================================
Using QuickBuy

Not available                             o Call (800) 621-1048 to make sure
                                            QuickBuy is set up on your account;
                                            if it is, you can request a transfer
                                            from your bank account of any amount
                                            between $50 and $250,000
================================================================================
On the Internet

Not available                             o Register at www.dws-scudder.com

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
================================================================================


--------------------------------------------------------------------------------
Regular mail:
First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
DWS Scudder, 210 W. 10th Street, Kansas City, MO 64105-1614

How to Exchange or Sell Class B Shares


Use these instructions to exchange or sell shares in your account.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$1,000 or more to open a new account      Some transactions, including most for
                                          over $100,000, can only be ordered in
$50 or more for exchanges between         writing with a signature guarantee; if
existing accounts                         you're in doubt, see page 34
================================================================================
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
================================================================================
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By mail or express mail
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
================================================================================
Using QuickSell

Not available                             o Call (800) 621-1048 to make sure
                                            QuickSell is set up on your account;
                                            if it is, you can request a transfer
                                            to your bank account of any amount
                                            between $50 and $250,000
================================================================================
On the Internet

o Register at www.dws-scudder.com         o Register at www.dws-scudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

 -------------------------------------------------------------------------------
 To reach us:    o Web site www.dws-scudder.com

                 o Telephone representative (800) 621-1048, M-F, 9 a.m. - 6 p.m.
                   ET

                 o TDD line (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund's Class B shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.dws- scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Initial Purchase. The minimum initial investment for Class B shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs for which the minimum initial investment is $500 per account. The minimum initial investment is $50 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. In addition, the fund may waive minimums for investments on behalf of fund trustees and directors or officers or employees of the Advisor and its affiliates.


These initial investment minimums do not apply to shareholders of DWS Short Term Bond Fund receiving Class B shares of the fund in connection with the reorganization of DWS Short Term Bond Fund into the fund.


Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage").

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to a fund's policies as described in this prospectus and approved by the Board. The fund generally define short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the funds reasonably believe such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund's policies include:

o a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

o the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How the fund calculates share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

The fund's policies and procedures may be modified or terminated at any time.

Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remits the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by DeAM or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund's investment advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the fund's investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day by calling (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.


QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at
(800) 621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.


The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another fund don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist.

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o  withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a DWS fund and then decide to invest with DWS Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and for purposes of sales charges it will be treated as if it had never left DWS Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value per share or NAV, each share class uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
            --------------------------------------------  =  NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV (see "Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

The fund charges a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or, in any case, where a fall in share price created the low balance)

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize gain or loss on the redemption of your fund shares and you may incur a tax liability

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a dividend or distribution for a given period.


The fund has a regular schedule for paying out any earnings to shareholders:

o DWS Short Duration Plus Fund intends to pay income dividends to its shareholders monthly; short-term and long-term capital gains are paid in December or otherwise as needed.

o Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.


For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the same fund without a sales charge (if applicable). Taxable distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.


Buying, selling or exchanging fund shares will usually have federal income tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

The federal income tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:

====================================================================
Generally taxed at long-term       Generally taxed at ordinary
capital gains rates:               income rates:
====================================================================
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other taxable income
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
====================================================================

Any investments in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.


Corporations are taxed at the same rates on ordinary income and capital gains, but may be able to take a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS Scudder                  SEC                  Distributor
--------------------------------------------------------------------------------
PO Box 219151                100 F Street, NE     DWS Scudder Distributors, Inc.
Kansas City, MO 64121-9151   Washington, D.C.     222 South Riverside Plaza
www.dws-scudder.com          20549-0102           Chicago, IL 60606-5808
(800) 621-1048               www.sec.gov          (800) 621-1148
                             (800) SEC-0330



SEC File Number:

DWS Short Duration Plus Fund       811-04760

                                                              [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

                                             STATEMENT OF ADDITIONAL INFORMATION


           February 1, 2007, as Revised February 20, 2007 (Class A and C Shares)
                                              February 20, 2007 (Class B Shares)



DWS ADVISOR FUNDS
         DWS Short Duration Plus Fund
         Class A Shares
         Class B Shares
         Class C Shares


DWS Short Duration Plus Fund (the "Fund") is a separate series of DWS Advisor Funds (the "Trust"), a diversified, open-end, management investment company (mutual fund) offering shares of the Fund ("Shares") as described herein. The Trust was formerly known as Scudder Advisor Funds; as of February 6, 2006, the Trust changed its name to DWS Advisor Funds.


The Fund offers four classes of shares, Class A Shares, Class B Shares, Class C Shares and Class S Shares (formerly Investment Class). This Statement of Additional Information includes information on the Fund's Class A Shares, Class B Shares and Class C Shares only. The Fund's Class S Shares Prospectus, Class A and C Shares Prospectus and its Class B Shares Prospectus (each a "Prospectus" and collectively, "Prospectuses") are dated February 1, 2007, February 1, 2007 and February 20, 2007, respectively. The Prospectuses provide the basic information investors should know before investing and may be obtained without charge by calling the Trust at the telephone number listed below. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with a Prospectus. This SAI is not an offer by the Fund to an investor that has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in a Prospectus. The Fund's financial statements in the Fund's annual report for the fiscal year ended September 30, 2006, are incorporated herein by reference to the Annual Report to shareholders dated September 30, 2006. A copy of the Fund's Annual Report may be obtained without charge by calling the Fund at the toll-free number (800) 621-1048.

As of the date of this SAI, Class B Shares are not operational. Class B Shares will become operational upon the proposed merger of DWS Short Term Bond Fund into the Fund, which is scheduled to take place on April 23, 2007. Class B Shares have been created especially for the shareholders of DWS Short Term Bond Fund. Class B shares will not be available to new investors.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...............................1
   Investment Objective.......................................................1
   Investment Policies........................................................1
   Investment Restrictions...................................................32
   Portfolio Holdings Information............................................34

PURCHASE AND REDEMPTION OF SHARES............................................35

DIVIDENDS....................................................................51

NET ASSET VALUE..............................................................52

TRUSTEES AND OFFICERS........................................................53

MANAGEMENT OF THE TRUST......................................................61
   Rule 12b-1 Plans..........................................................61
   Investment Advisor........................................................64
   Compensation of Portfolio Managers........................................67
   Administrator.............................................................70
   Custodian and Transfer Agent..............................................71
   Distributor...............................................................72
   Service Agent.............................................................72
   Counsel and Independent Registered Public Accounting Firm.................72

PORTFOLIO TRANSACTIONS.......................................................73

ORGANIZATION OF THE TRUST....................................................75

FEDERAL INCOME TAXES.........................................................76

OTHER TAXATION...............................................................80

PROXY VOTING GUIDELINES......................................................81

FINANCIAL STATEMENTS.........................................................82

APPENDIX.....................................................................83

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective

The Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. There can, of course, be no assurance that the Fund will achieve its investment objective.

Investment Policies

The Fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") to be of similar quality). The Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. The Fund's net asset value per share will fluctuate based on changes in the market value of the securities it holds.

The  following  is a chart of the various  types of  securities  and  investment strategies employed by the Fund. Unless otherwise indicated, the Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security  and  investment  strategy  may be used by the  Fund.  As a  matter  of nonfundamental operating policy, the Fund may be subject to additional restrictions. See the section entitled "Investment Restrictions."


 -------------------------------------------------------- ----------------------------------------------------------
 INVESTMENT PRACTICE                                       DWS Short Duration Plus Fund
 ======================================================== ==========================================================
 KEY TO TABLE:
 |   Permitted without stated limit
 o   Permitted without stated limit, but not expected to be used to a significant extent
 X   Not permitted

 20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

 20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
 -------------------------------------------------------------------------------------------------------------------
 EQUITY SECURITIES
 -------------------------------------------------------------------------------------------------------------------
 Common Stock                                                                         X
 -------------------------------------------------------- ----------------------------------------------------------
 Warrants                                                                            20%
 -------------------------------------------------------- ----------------------------------------------------------
 Preferred Stock                                                                      X
 -------------------------------------------------------- ----------------------------------------------------------
 Convertible Securities                                                               X
 -------------------------------------------------------- ----------------------------------------------------------
 FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
 -------------------------------------------------------------------------------------------------------------------
 Short-Term Instruments                                                               |
 -------------------------------------------------------- ----------------------------------------------------------
 Obligations of Banks and Other Financial Institutions                                |
 -------------------------------------------------------- ----------------------------------------------------------
 Certificates of Deposit and Banker's Acceptances                                     |
 -------------------------------------------------------- ----------------------------------------------------------
 Commercial Paper                                                                     |
 -------------------------------------------------------- ----------------------------------------------------------
 Variable Rate Master Demand Notes                                                    |
 -------------------------------------------------------- ----------------------------------------------------------
 US Government Securities                                                             |
 -------------------------------------------------------- ----------------------------------------------------------
 Corporate Debt Securities                                                            |
 -------------------------------------------------------- ----------------------------------------------------------
 Custodial Receipts                                                                   o
 -------------------------------------------------------- ----------------------------------------------------------
 Zero Coupon Securities and Deferred Interest Bonds                                   |
 -------------------------------------------------------- ----------------------------------------------------------
 Variable Rate Securities                                                             |
 -------------------------------------------------------- ----------------------------------------------------------
 Warrants                                                                             |
 -------------------------------------------------------- ----------------------------------------------------------
 Inverse Floating Rate Securities                                                     o
 -------------------------------------------------------- ----------------------------------------------------------


                                       1

 -------------------------------------------------------- ----------------------------------------------------------
 INVESTMENT PRACTICE                                       DWS Short Duration Plus Fund
 ======================================================== ==========================================================
 KEY TO TABLE:
 |   Permitted without stated limit
 o   Permitted without stated limit, but not expected to be used to a significant extent
 X   Not permitted

 20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

 20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
 -------------------------------------------------------------------------------------------------------------------
 Lower-Rated Debt Securities                                                         10%
 -------------------------------------------------------- ----------------------------------------------------------
 Registered Loans                                                                     X
 -------------------------------------------------------- ----------------------------------------------------------
 Put Bonds                                                                            |
 -------------------------------------------------------- ----------------------------------------------------------
 Bank Loans                                                                           |
 -------------------------------------------------------- ----------------------------------------------------------
 Other Debt Obligations                                                               |
 -------------------------------------------------------- ----------------------------------------------------------
 MUNICIPAL SECURITIES
 -------------------------------------------------------------------------------------------------------------------
 Municipal Notes                                                                      o
 -------------------------------------------------------- ----------------------------------------------------------
 Tax Anticipation Notes                                                               o
 -------------------------------------------------------- ----------------------------------------------------------
 Revenue Anticipation Notes                                                           o
 -------------------------------------------------------- ----------------------------------------------------------
 Bond Anticipation Notes                                                              o
 -------------------------------------------------------- ----------------------------------------------------------
 Tax and Revenue Anticipation Notes                                                   o
 -------------------------------------------------------- ----------------------------------------------------------
 Construction Loan Notes                                                              o
 -------------------------------------------------------- ----------------------------------------------------------
 Miscellaneous, Temporary and Anticipatory Instruments                                o
 -------------------------------------------------------- ----------------------------------------------------------
 Tax-Exempt Commercial Paper                                                          o
 -------------------------------------------------------- ----------------------------------------------------------
 Municipal Securities                                                                 o
 -------------------------------------------------------- ----------------------------------------------------------
 General Obligation Bonds                                                             o
 -------------------------------------------------------- ----------------------------------------------------------
 Revenue Bonds                                                                        o
 -------------------------------------------------------- ----------------------------------------------------------
 Private Activity Bonds                                                               o
 -------------------------------------------------------- ----------------------------------------------------------
 Tender Option Bonds                                                                  o
 -------------------------------------------------------- ----------------------------------------------------------
 Municipal Leases, Certificates of Participation and
 Other Participation Interests                                                       5%
 -------------------------------------------------------- ----------------------------------------------------------
 Pre-Refunded Securities                                                              o
 -------------------------------------------------------- ----------------------------------------------------------
 Auction Rate Securities                                                              o
 -------------------------------------------------------- ----------------------------------------------------------
 Pay-in-Kind Securities                                                               o
 -------------------------------------------------------- ----------------------------------------------------------
 DERIVATIVE SECURITIES (OPTIONS)
 -------------------------------------------------------------------------------------------------------------------
 Options on Securities                                                                |
 -------------------------------------------------------- ----------------------------------------------------------
 Options on Securities Indices                                                        |
 -------------------------------------------------------- ----------------------------------------------------------
 Options on Non-US Securities Indices                                                 |
 -------------------------------------------------------- ----------------------------------------------------------
 DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
 -------------------------------------------------------------------------------------------------------------------
 Futures Contracts                                                                    |
 --------------------------------------------------------- ---------------------------------------------------------
 Futures Contracts on Securities Indices, Foreign
 Currency and Interest Rates                                                          |
 --------------------------------------------------------- ---------------------------------------------------------
 Options on Futures Contracts (including Contracts on
 Securities Indices)                                                                  |
 --------------------------------------------------------- ---------------------------------------------------------
 DERIVATIVE SECURITIES (HEDGING STRATEGIES)
 -------------------------------------------------------------------------------------------------------------------
 Hedging Strategies                                                                   |
 -------------------------------------------------------- ----------------------------------------------------------
 Swap Agreements                                                                      |
 -------------------------------------------------------- ----------------------------------------------------------
 Credit Default Swaps                                                                15%
 -------------------------------------------------------- ----------------------------------------------------------
 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
 -------------------------------------------------------------------------------------------------------------------
 Government Guaranteed Mortgage-Backed Securities                                     |
 -------------------------------------------------------- ----------------------------------------------------------
 Ginnie Mae Certificates                                                              |
 -------------------------------------------------------- ----------------------------------------------------------
 Fannie Mae Certificates                                                              |
 -------------------------------------------------------- ----------------------------------------------------------
 Freddie Mac Certificates                                                             |
 -------------------------------------------------------- ----------------------------------------------------------
 Multi-Class Mortgage-Backed Securities (CMOs and
 REMICs)                                                                              |
 -------------------------------------------------------- ----------------------------------------------------------
 Privately Issued Commercial Mortgage-Backed Securities                               |
 -------------------------------------------------------- ----------------------------------------------------------
 Agency Commercial Mortgage-Backed Securities                                         |
 -------------------------------------------------------- ----------------------------------------------------------
 Mortgage Pass-Through Securities                                                     |
 -------------------------------------------------------- ----------------------------------------------------------
 Stripped Mortgage-Backed Securities                                                  |
 -------------------------------------------------------- ----------------------------------------------------------
 Adjustable Rate Mortgages                                                            |
 -------------------------------------------------------- ----------------------------------------------------------

                                       2

 -------------------------------------------------------- ----------------------------------------------------------
 INVESTMENT PRACTICE                                       DWS Short Duration Plus Fund
 ======================================================== ==========================================================
 KEY TO TABLE:
 |   Permitted without stated limit
 o   Permitted without stated limit, but not expected to be used to a significant extent
 X   Not permitted

 20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

 20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
 -------------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities                                                              |
 -------------------------------------------------------- ----------------------------------------------------------
 SECURITIES OF NON-US ISSUERS
 -------------------------------------------------------------------------------------------------------------------
 Foreign Securities and Depository Receipts (ADRs,                                  |(1)
 EDRs, GDRs and IDRs)
 -------------------------------------------------------- ----------------------------------------------------------
 Foreign Corporate Debt Securities                                                  |(1)
 -------------------------------------------------------- ----------------------------------------------------------
 Foreign Government Debt Securities                                                 |(1)
 -------------------------------------------------------- ----------------------------------------------------------
 Investments in Emerging Markets                                                      |
 -------------------------------------------------------- ----------------------------------------------------------
 CURRENCY MANAGEMENT
 -------------------------------------------------------------------------------------------------------------------
 Currency Exchange Transactions                                                       |
 -------------------------------------------------------- ----------------------------------------------------------
 Currency Hedging Transactions                                                        |
 -------------------------------------------------------- ----------------------------------------------------------
 Cross Hedging                                                                        X
 -------------------------------------------------------- ----------------------------------------------------------
 Forward Currency Exchange Contracts                                                  |
 -------------------------------------------------------- ----------------------------------------------------------
 Options on Foreign Currencies                                                        |
 -------------------------------------------------------- ----------------------------------------------------------
 OTHER INVESTMENTS AND INVESTMENT PRACTICES
 -------------------------------------------------------------------------------------------------------------------
 Illiquid Securities                                                                 15%
 -------------------------------------------------------- ----------------------------------------------------------
 TBA Commitments                                                                      |
 -------------------------------------------------------- ----------------------------------------------------------
 When-Issued and Delayed Delivery Securities                                         15%
 -------------------------------------------------------- ----------------------------------------------------------
 Repurchase Agreements                                                                |
 -------------------------------------------------------- ----------------------------------------------------------
 Reverse Repurchase Agreements                                                       5%
 -------------------------------------------------------- ----------------------------------------------------------
 Mortgage Dollar Rolls                                                               5%
 -------------------------------------------------------- ----------------------------------------------------------
 Lending of Portfolio Securities                                                     30%
 -------------------------------------------------------- ----------------------------------------------------------
 Borrowing                                                                         33 1/3%
 -------------------------------------------------------- ----------------------------------------------------------
 Short Sales                                                                          |
 -------------------------------------------------------- ----------------------------------------------------------
 Other Investment Companies                                                      limits vary
 -------------------------------------------------------- ----------------------------------------------------------
 Temporary Defensive Investments                                                      |
 -------------------------------------------------------- ----------------------------------------------------------
 Dow Jones CDX.NA.HY.3 and similar products                                           |
 -------------------------------------------------------- ----------------------------------------------------------
 Concentration of Investment in Any One Industry                                     25%
 -------------------------------------------------------- ----------------------------------------------------------

(1) May be denominated in any currency.

Short-Term Instruments

When the Fund experiences large cash inflows -- for example, through the sale of securities -- and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments and their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's"); outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks,
Federal  Land  Banks,  Maritime  Administration,   Tennessee  Valley
uthority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US
Government. STRIPS may be sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."

US Government Securities. The Fund may invest in obligations issued or guaranteed by the US government including: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the agency or instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Certificates of Deposit and Bankers' Acceptances. The Fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper, when purchased by the Fund, must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described below relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Fund may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Dollar-Denominated Foreign Fixed Income Securities. The Fund may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Sovereign and Supranational Fixed Income Securities. The Fund may invest in US dollar-denominated foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, the Advisor takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond's rating is downgraded.

Bank Loans. The Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis; if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, interpretations of the Securities and Exchange Commission ("SEC") require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Variable and Floating Rate Instruments. The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Generally, changes in interest rates will have a smaller effect on the market value of these instruments than on the market value of fixed income securities and, thus, may allow for less opportunity for capital appreciation or depreciation.

Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

Other variable and floating rate instruments include but are not limited to corporates, ABS, CMBS, MBS, CMOs, government and agency securities.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Warrants. The Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Municipal Securities. The Fund may invest to a limited extent in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the US (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal  securities  are  often  issued to obtain  funds  for  various  public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations". General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying the Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as the Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of `non-appropriation' clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, the Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of the Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of the Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. The Fund may not invest more than 5% of its net assets in municipal leases.

The Fund may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. The Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. Auction rate securities in which the Fund may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the Fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies.

Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The interest from certain private activity bonds owned by the Fund (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Fixed Income Security Risk. Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates).

Foreign Securities Risk. The Fund may invest a portion of its assets in US dollar-denominated and non-US dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about US companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are US companies. Foreign securities markets may be less liquid and subject to less regulation than the US securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner-occupied and non-owner-occupied one-unit to four-unit residential properties, multifamily (i.e., five or more units) properties, agricultural properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster-than-expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will decrease, yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Asset-Backed Securities. The Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of corporate, consumer and/or commercial loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security can vary with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may fluctuate because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of business, government, corporate and consumer loans, leases, etc., and the certificate holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed securities include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Fund may invest are limited to those which usually are readily marketable, dollar-denominated and rated BBB category or higher by S&P or Baa category or higher by Moody's.

The yield characteristics of the mortgage- and asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on the mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Fund may pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Government Guaranteed Mortgage-Backed Securities. The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans;  (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered and privately owned corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities. The Fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the Fund does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
("PCs"). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC
Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC
Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. The Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is highly volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, the Cost of Funds Index may not reflect at any given time the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Zero Coupon Securities and Deferred Interest Bonds. The Fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Federal Income Taxes."

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including but not limited to repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by NASD Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. The Fund may enter into "To Be Announced" ("TBA") purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its book cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

Additional US Government Obligations. The Fund may invest in obligations issued or guaranteed by US government agencies or instrumentalities. US government securities are high-quality debt securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include obligations of the Tennessee Valley Authority and the US Postal Service, each of which has the right to borrow from the US Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of GNMA, the Farmers Home Administration and the Export-Import Bank.

Lower-Rated Debt Securities ("Junk Bonds"). The Fund may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Fitch Inc. ("Fitch"), or comparably rated by another NRSRO, or if not rated by a NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities, often referred to as "junk bonds" or "high yield debt securities," are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees of the Fund, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Advisor will attempt to identify those issuers of high yield debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Fund.

The Fund may invest in an affiliated mutual fund to gain exposure to lower rated debt securities. The affiliated fund is permitted to invest in securities of lower credit ratings than the Fund could invest in if it makes direct purchases of high yield debt securities.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The Fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Securities of Foreign Issuers

Investment in Emerging Markets. The Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

Derivatives

General. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The Fund may use derivatives for non-hedging purpose, such as to enhance return. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investments in options, futures, forward contracts and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

The Fund is operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.

Options on Securities. The Fund may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. When the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price.

Gains and losses on the  purchase of  protective  put  options  would tend to be
offset  by  countervailing   changes  in  the  value  of  underlying   portfolio
securities.

The hours of trading for options on securities and securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Board of Trustees. Unless the Trustees conclude otherwise, the Fund intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and, therefore, subject to the Fund's limit on investments in illiquid securities.

Options on Securities Indices. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, which will fluctuate with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

Hedging Strategies. The Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should the Fund reallocate its investments among different types of Fixed Income Securities

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

o the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position. At the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. The Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer may charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts
("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.

The Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund will cover the amount of its commitments to purchase foreign currencies under forward currency contracts with liquid securities. If the value of such securities declines below the value of the Fund's commitments under forward currency contracts, additional liquid securities will be used as cover so that the value of such securities will equal the amount of the Fund's commitments. The securities will be marked-to-market on a daily basis.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Futures Contracts and Related Options

General. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates, as an efficient means of managing allocations between asset classes and to enhance return.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without the Fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Swaps. The Fund may enter into currency and other types of swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Credit Default Swaps. The Fund may invest up to 15% of its total assets in credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value." of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund's assets may be invested in credit default swaps for purposes of buying credit protection for non-hedging purposes. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities.

Other Considerations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase.

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the SEC, the Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of interest rates, security prices, currencies and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Global Asset Allocation Strategy ("GAA Strategy"). In connection with the GAA Strategy and in addition to the securities described above, the Fund may invest in indexed securities, futures contracts on securities indices, securities representing securities of foreign issuers (e.g., ADRs, GDRs and EDRs), options on stocks, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. These are discussed below, to the extent not already described above.

Indexed Securities. The indexed securities in which the Fund may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Securities Representing Securities of Foreign Issuers. The Fund's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs," also referred to as International Depositary Receipts or "IDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

ADRs are receipts, typically issued by a US bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-US banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in US securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-US securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Investments in foreign securities incur higher costs than investments in US securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Fund Trust Board. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by, among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

Mortgage Dollar Rolls. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same dealer, type, coupon and maturity), but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transaction, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Borrowing. The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Fund's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Fund's securities and the Fund's NAV per share, and money borrowed by the Fund will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

Other Investment Companies. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act, that is, the Fund may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Fund. In addition, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. The Fund may be permitted to exceed these limitations by an exemptive order of the SEC. Pursuant to exemptive orders granted by the SEC, the Fund may invest up to

25% of its total assets in affiliated money market funds. It should be noted that investment companies incur certain expenses such as management, custodian, and transfer agency fees, and therefore any investment by the Fund in shares of other investment companies would be subject to such duplicate expenses. The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. No advisory fee is charged on assets invested in affiliated money market funds.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of "investment company" pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with the Fund's investment policies and restrictions.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Asset Coverage. The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require the Fund to cover the Fund's obligations with respect to these strategies with cash or liquid securities to the extent they are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. The assets used as cover must at all times equal or exceed the Fund's obligations with respect to these strategies. Assets used as cover cannot be sold or transferred unless equivalent assets are substituted in their place or cover is no longer necessary. As a result, there is a possibility that using a large percentage of the Fund's assets as cover could impede the Advisor or the Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into such securities without additional consideration) or to use assets as cover (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to use assets as cover (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to use assets as cover (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any assets used as cover (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

There is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund may not invest more than 15% of its total assets in purchased protective put options. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Federal Income Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs.

Investment Objective. The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. Shareholders of the Fund will receive 30 days' prior written notice with respect to any change in the investment objective of the Fund.

Rating Services

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings referred to herein and in the Prospectuses is set forth in the Appendix of this SAI.

Investment Restrictions

The following investment restrictions are "fundamental policies" of the Fund and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. The phrase "majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectuses, means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Fundamental Restrictions

The Fund has elected to be treated as a diversified investment company, as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of fundamental policy, the Fund may not:

1.       borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.       purchase or sell commodities,  except as permitted by the 1940 Act, and
         as  interpreted  or  modified  by  the  regulatory   authority   having
         jurisdiction, from time to time; and

7. make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Restrictions

In order to comply with certain statutes and policies and for other reasons, the Fund will not, as a matter of operating policy (these restrictions may be changed by a vote of the Trustees of the Trust without shareholder approval):

i. purchase any security or evidence of interest therein on margin, except that short-term credits necessary for the clearance of purchases and sales of securities may be obtained and deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

ii. sell securities it does not own (short sales). (This restriction does not preclude short sales "against the box" (that is, sales of securities (a) the Fund contemporaneously owns or (b) where the Fund has the right to obtain securities equivalent in kind and amount to those sold). (The Fund has no current intention to engage in short selling);

iii. purchase securities issued by any investment company except to the extent permitted by the 1940 Act (including any exemptions or exclusions therefrom), except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger;

iv. invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Fund Trust Board to be liquid); and

v. acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

An investment restriction will not be considered violated if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment or any other later change.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

The Fund's shares are available for purchase by any investor who meets the minimum investment and other requirements to purchase Fund shares, as well as individual retirement accounts and individuals purchasing through participant-directed employee benefit plans. The Fund reserves the right to reject any purchase order.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund (including any applicable sales charge) next determined after receipt in good order by DWS Scudder Distributors Inc., the Fund's distributor ("DWS-SDI" or the "Distributor") of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS- SDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS Scudder Investments Service Company (the "Transfer Agent" or "DWS-SISC"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Core," "Satellite" or "Non-Core/Satellite" -- taking into consideration, among other things, the following criteria, where applicable:

o    The Fund's 3-year performance;
o    The Fund's Morningstar rating;
o    Market size for the fund category;
o    The Fund's size, including sales and redemptions of the Fund's shares;
o    The length of time the Fund's Portfolio Managers have managed the Fund; and
o    The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by the Prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund may waive the minimum for purchases by a current or former director or trustee of the Deutsche or DWS mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of the Fund.

For initial purchases the Fund may waive minimums for investments on behalf of Fund trustees and directors or officers or employees of the Advisor and its affiliates.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Prospectuses.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the Prospectuses, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules up to the following amounts:


             Compensation Schedule #1:                 Compensation Schedule #2: DWS Scudder
             --------------------------                -------------------------------------
     Retail Sales and DWS Scudder Flex Plan(1)                  Retirement Plans(2)
     --------------------------------------                     ------------------
                                   As a Percentage                                As a
            Amount of                   of Net            Amount of        Percentage of Net
           Shares Sold               Asset Value         Shares Sold          Asset Value
           -----------               -----------         -----------          -----------


$1 million - $3 million                 0.85%        Over $3 million          0.00%-0.50%

Over $3 million to $50 million          0.50%                 --                    --

Over $50 million                        0.25%                 --                    --

      Compensation Schedule #3: DWS Scudder Choice Plan(3)
      -------------------------------------------------
            Amount of                 As a Percentage of Net
           Shares Sold                      Asset Value
           -----------                      -----------

All amounts                                    0.85%

(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in the Fund and other DWS Funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

(3)      DWS-SDI compensates UBS Financial 0.50%.


DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares.


Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

For information on retirement distributions, contact your Service Agent or call the Transfer Agent at (800) 621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the
Distributor  access  to  the  financial  advisor's  sales  force;  granting  the
Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Cadaret, Grant & Co. Inc.
Brown Brothers Harriman
Capital Analyst, Incorporated
Citicorp Investment Services
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
The Principal Financial Group
Prudential Investments
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing
Charles Schwab & Co., Inc.
E*Trade
Fidelity Investments
First Trust
National Financial
National Investor Services Corporation
Pershing LLC
USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services
ACS / Buck Consultants
ADP, Inc.
Alliance Benefit Group Financial Services Corp.
American Express Financial Advisors, Inc.
AMG Service Corp. / Lincoln Retirement Services Company, LLC
AST Trust Company
Benefit Administration
BISYS
Ceridian Retirement Plan Services
Charles Schwab & Co., Inc.
Charles Schwab Trust Company
City National Bank

Citistreet
C.N.A. Trust
Compusys/ERISA Group Inc.
Copeland Companies
CPI Qualified Plans Daily Access.Com Inc.
Digital Retirement Solutions
Edgewood Services
Expert Plan Inc.
Federated Securities Corp.
Fidelity Institutional Retirement Services Company
Fisserv
Franklin Templeton Defined Contribution
GoldK
Great West Life and Annuity / BenefitsCorp Equities Inc.
Hand Securities
Hartford Life Insurance Company
Hewitt Assoc. LLC
ING Aetna Trust Company
Invesmart
JPMorgan Retirement Plan Services LLC
John Hancock
Lincoln National Life
Marsh Insurance & Investment Company
Marshall & Ilsley Trust Company
Maryland Supplemental Retirement Plan
Matrix Settlement & Clearance
Mercer HR Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Met Life
MFS
Mid Atlantic Capital Corporation
Nationwide Trust Company
Nationwide Financial
Neuberger Berman
New York Life Investment Management Service Company
Nyhart/Alliance Benefit Group Indiana
PFPC, Inc.
Plan Administrators, Inc.
PNC Bank N.A.
Principal Life Insurance Company
Prudential Investments
Reliance Trust Company
Resource Trust (IMS)
Retirement Financial Services
State Street Bank and Trust Company
SunGard Investment Products Inc.
The Princeton Retirement Group, Inc.
T. Rowe Price
Union Bank of California
UMB Bank
Valic/Virsco Retirement Services Co
Vanguard Group
Wachovia Bank (First Union National Bank)
Wells Fargo
Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear Stearns
Brown Investment Advisory & Trust Company
Brown Brothers Harriman
Cadaret Grant & Co.
Chase Manhattan Bank
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
DB Alex Brown/Pershing
DB Securities
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Nesbitt Burns Corp.
Penson Financial Services
Pershing Choice Platform
Profunds Distributors, Inc.
SAMCO Capital Markets (Fund Services, Inc.)
Saturn & Co. (Investors Bank & Trust Company)
Smith Moore & Company
Sungard Financial
Turtle & Co. (State Street)
UBS
US Bank
William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica  Financial Life Insurance Company
Allstate Life  Insurance  Company of New York
Ameritas Life  Insurance Group
American General Life Insurance  Company
Annuity  Investors Life Insurance Company
Columbus  Life  Insurance  Company
Companion  Life  Insurance  Company
Connecticut  General Life  Insurance  Company
Farmers New World Life  Insurance Company
Fidelity Security Life Insurance Company
First Allmerica  Financial Life Insurance  Company
First  Great-West  Life and Annuity  Insurance  Company
First MetLife Investors  Insurance Company
Genworth Life Insurance Company of New York
Genworth  Life and  Annuity  Insurance  Company
Great  West  Life  and  Annuity Insurance  Company
Hartford Life  Insurance  Company
Hartford Life and Annuity Insurance  Company
ICMG  Registered  Variable  Life

John Hancock Life  Insurance Company  of New  York
John  Hancock  Life  Insurance  Company  (U.S.A.)
Kemper Investors Life Insurance  Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity  Company of New York
Lincoln  National  Life  Insurance  Company
Massachusetts  Mutual  Life  Insurance  Company
MetLife  Group  Minnesota  Life Insurance  Company
Mutual of  America  Life  Insurance  Company
National  Life Insurance Company
Nationwide Financial Services Inc.
Nationwide Life and Annuity Company of America
Nationwide  Life Insurance  Company of America
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Assurance Company of Canada (U.S.)
Sun Life  Assurance  and Annuity  Company of New York
Symetra Life Insurance  Company
Transamerica  Life  Insurance  Company
Union  Central  Life Insurance  Company
United of Omaha Life Insurance  Company
United Investors Life Insurance Company
Western Southern Life Assurance Company


Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use Fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                                  Sales Charge
                                                                  ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                         Offering Price*,**    Net Asset Value***        Offering Price
------------------                         ------------------    ------------------        --------------

Less than $100,000                                 2.75%                 2.83%                 2.25%
$100,000 but less than $250,000                    2.50%                 2.56%                 2.00%
$250,000 but less than $500,000                    2.00%                 2.04%                 1.75%
$500,000 but less than $1 million                  1.50%                 1.52%                 1.25%
$1 million and over                                0.00****              0.00****              0.00*****

* The Offering Price includes the sales charge.

** Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

***      Rounded to the nearest one-hundredth percent.

**** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

*****    Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable Prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family members (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as "DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV

         Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(l) in connection with a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


Class B Purchases. Class B shares of the Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds' Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.


Class C Purchases. Class C shares of the Fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund's Prospectus and Statement of Additional Information.


Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates ("DWS Scudder Flex Plans" and "DWS Scudder Choice Plans").


The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.


a. Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c. Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.


The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Redemption fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

The Fund may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectuses, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Contingent Deferred Sales Charge (CDSC). The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.


The Class B CDSC will be waived in the event of:

(a) the redemption of shares of a shareholder (including a registered joint owner) who has died;

(b) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(c) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;

(d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

(f) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by ADP under an alliance with DWS-SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.


The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares. In addition, this CDSC will be waived for:


(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

(c) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(d) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Sale or Redemption of Shares. The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss equal to the difference between the amount realized and the basis in such shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund

Institutional, Treasury Money Fund, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared and to have been paid by the Fund not later than such December 31.

Prior to August 28, 2006, net investment income was declared as a daily dividend and distributed to shareholders monthly. Effective August 28, 2006, net investment income is declared and distributed to shareholders monthly.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional Shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.       To receive income and capital gain distributions in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gains in order to satisfy the minimum distribution requirements contained in the Code.

Dividends received deduction. Dividends from domestic corporations may comprise a part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

                                 NET ASSET VALUE

The net asset value of Shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts that trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used. If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member"), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members


-------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in DWS Fund
 Served                    Directorships During the Past 5 Years                                 Complex Overseen
-------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946) President, Driscoll Associates (consulting firm); Executive Fellow,          87
Chairperson since 2006     Center for Business Ethics, Bentley College; formerly, Partner,
Board Member since         Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
2006                       General Counsel, Filene's (1978-1988). Directorships: Advisory
                           Board, Center for Business Ethics, Bentley College; Trustee,
                           Southwest Florida Community Foundation (charitable organization);
                           Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                           (governance, executive committees)
-------------------------------------------------------------------------------------------------------------------

                                       53

-------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in DWS Fund
 Served                    Directorships During the Past 5 Years                                 Complex Overseen
-------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.      President, WGBH Educational Foundation. Directorships: Association           85
 (1943)                    of Public Television Stations; Becton Dickinson and Company(1)
 Board Member since        (medical technology company); Belo Corporation(1) (media company);
 2006                      Boston Museum of Science; Public Radio International. Former
                           Directorships: American Public Television; Concord Academy; New
                           England Aquarium; Mass. Corporation for Educational
                           Telecommunications; Committee for Economic Development; Public
                           Broadcasting Service
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series of               87
Board Member since         private equity funds). Directorships: Progressive Holding
2006                       Corporation (kitchen goods importer and distributor); Natural
                           History, Inc. (magazine publisher); Box Top Media Inc.
                           (advertising). Former Directorships:  The Kennel Shop (retailer)
-------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business                  87
(1945)                     (1997-present); Member, Finance Committee, Association for Asian
Board Member since         Studies (2002-present); Director, Mitsui Sumitomo Insurance Group
2006                       (US) (2004-present); prior thereto, Managing Director, J.P. Morgan
                           (investment banking firm) (until 1996)
-------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business,            87
(1937)                     New York University (since September 1965); Director, Japan Equity
Board Member since         Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since
1999                       January 2000), Singapore Fund, Inc. (since January 2000), National
                           Bureau of Economic Research (since January 2006). Formerly, Trustee,
                           TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and
                           CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF
                           Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen
                           Mutual Funds (January 1985-January 2001)
-------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor,                87
(1946)                     Finance Department, The Wharton School, University of Pennsylvania
Board Member since         (since July 1972); Co-Director, Wharton Financial Institutions
1999                       Center (since July 2000). Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000); Director, Lauder
                           Institute of International Management Studies (July 2000-June 2006)
-------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)             87
(1933)                     (since 1995). Formerly, Trustee of various investment companies
Board Member since         managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley
2002                       Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)
-------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts             87
(1951)                     (charitable foundation) (1994 to present); Trustee, Thomas Jefferson
Board Member since         Foundation (charitable organization) (1994 to present); Trustee,
2002                       Executive Committee, Philadelphia Chamber of Commerce (2001 to
                           present); Director, Viasys Health Care(1) (since January 2007).
                           Formerly, Executive Vice President, The Glenmede Trust Company
                           (investment trust and wealth management) (1983 to 2004); Board
                           Member, Investor Education (charitable organization) (2004-2005)
-------------------------------------------------------------------------------------------------------------------

                                       54

-------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in DWS Fund
 Served                    Directorships During the Past 5 Years                                 Complex Overseen
-------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                87
(1935)                     consulting) (since November 1988).  Formerly, Director, Financial
Board Member since         Industry Consulting, Wolf & Company (consulting) (1987-1988);
1986                       President, John Hancock Home Mortgage Corporation (1984-1986);
                           Senior  Vice  President  of  Treasury  and  Financial
                           Services, John Hancock Mutual Life Insurance Company,
                           Inc. (1982-1986)
-------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 8 open-end mutual            87
(1946)                     funds managed by Sun Capital Advisers, Inc. (since October 1998).
Board Member since         Formerly, Pension & Savings Trust Officer, Sprint Corporation((1))
2002                       (telecommunications) (November 1989-September 2003)
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg     Retired. Formerly, Consultant (1997-2001); Director, US Government           87
(1943)                     Accountability Office (1996-1997); Partner, Fulbright & Jaworski,
Board Member since         L.L.P. (law firm) (1978-1996). Directorships: The William and Flora
2006                       Hewlett Foundation; Service Source, Inc. Former Directorships:
                           Mutual Fund Directors Forum (2002-2004), American Bar Retirement
                           Association (funding vehicle for retirement plans) (1987-1990 and
                           1994-1996)
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt               Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);             85
(1936)                     formerly, President (interim) of Williams College (1999-2000);
Board Member since         formerly, President of certain funds in the Deutsche Asset
2006                       Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships:
                           Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds
                           (registered investment companies, 4 funds overseen); National
                           Railroad Passenger Corporation (Amtrak); Waste Management, Inc.
                           (Solid waste disposal); formerly, Chairman and Member, National
                           Transportation Safety Board
-------------------------------------------------------------------------------------------------------------------

Interested Board Member

-------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in DWS Fund
 Served                    Directorships During the Past 5 Years                                 Complex Overseen
-------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(2)         Managing Director(4), Deutsche Asset Management; Head of Deutsche            86
 (1958)                    Asset Management Americas; CEO of DWS Scudder; formerly board member
 Board Member since        of DWS Investments, Germany (1999-2005); formerly, Head of Sales and
 2006                      Product Management for the Retail and Private Banking Division of
                           Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and
                           Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
-------------------------------------------------------------------------------------------------------------------

                                       55

Officers(3)

 Name, Year of Birth,                                                                            Number of Funds
 Position with the Trust    Business Experience and                                              in  DWS Fund
 and Length of Time Served  Directorships During the Past 5 Years                                Complex Overseen
-------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)        Managing Director(4), Deutsche Asset Management (2006-present);            n/a
 (1965)                     President of DWS family of funds; formerly, Director of Fund Board
 President, 2006-present    Relations (2004-2006) and Director of Product Development
                            (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                            President Operations, Merrill Lynch Asset Management (1999-2000)
-------------------------------------------------------------------------------------------------------------------
 John Millette(6) (1962)    Director(4), Deutsche Asset Management                                     n/a
 Vice President and
 Secretary, 2003-present
-------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)        Managing Director(4), Deutsche Asset Management (since July 2004);         n/a
 (1963)                     formerly, Executive Director, Head of Mutual Fund Services and
 Chief Financial Officer,   Treasurer for UBS Family of Funds (1998-2004); Vice President and
 2004-present               Director of Mutual Fund Finance at UBS Global Asset Management
 Treasurer, 2005-present    (1994-1998)
-------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(5)     Vice President, Deutsche Asset Management (since June 2005);               n/a
 (1963)                     Counsel, New York Life Investment Management LLC (2003-2005);
 Assistant Secretary,       legal associate, Lord, Abbett & Co. LLC (1998-2003)
 2005-present
-------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)        Director(4), Deutsche Asset Management (since September 2005);             n/a
 (1962)                     Counsel, Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
-------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)        Managing Director(4), Deutsche Asset Management                            n/a
 (1962)
 Assistant Secretary,
 2002-present
-------------------------------------------------------------------------------------------------------------------
 Scott M. McHugh(6) (1971)  Director(4), Deutsche Asset Management                                     n/a
 Assistant Treasurer,
 2005-present
-------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan          Director(4), Deutsche Asset Management                                     n/a
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
-------------------------------------------------------------------------------------------------------------------
 John Robbins(5)  (1966)    Managing Director(4), Deutsche Asset Management (since 2005);              n/a
 Anti-Money Laundering      formerly, Chief Compliance Officer and Anti-Money Laundering
 Compliance Officer,        Compliance Officer for GE Asset Management (1999-2005)
 2005-present
-------------------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)     Managing Director(4), Deutsche Asset Management (2004-present);            n/a
 Chief Compliance           formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA
 Officer, 2006-present      (2000-2004); Vice President, The Prudential Insurance Company of
                            America (1988-2000); E.F. Hutton and Company (1984-1988)
-------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(5)  Director(4), Deutsche Asset Management (2006 - present); formerly,         n/a
 (1951)                     Director, Senior Vice President, General Counsel, and Assistant
 Chief Legal Officer,       Secretary, Hansberger Global Investors, Inc. (1996 - 2006);
 2006 - present             Director, National Society of Compliance Professionals (2002 -
                            2005)(2006 - 2009)
-------------------------------------------------------------------------------------------------------------------

(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)      Executive title, not a board directorship.

(5)      Address:  345 Park Avenue, New York, New York 10154.

(6)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DIMA or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Information Concerning Committees and Meetings of Board Members

The Board of the Trust met ten (10) times during the calendar year ended December 31, 2006 and each Board Member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held eight (8) meetings during the calendar year 2006.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P.  Becton,  Jr.  (Chair),  Graham E. Jones,

Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held three (3) meetings during the calendar year 2006.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2006.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee held six (6) meetings during the calendar year 2006.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the
Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth
C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held seven (7) meetings during the calendar year 2006.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues. In 2006, various ad hoc committees of the Board held an additional seven (7) meetings.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2006. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.


                                                                     Total Compensation
                                      Aggregate Compensation           from Fund and
Name of Board Member                        from Fund                DWS Fund Complex(1)
--------------------                        ---------                -------------------

Henry P. Becton, Jr.(3)(5)                     $801                       $189,000
Dawn-Marie Driscoll(2)(3)(4)(5)               $1,010                      $251,000
Keith R. Fox(3)(4)(5)                          $801                       $195,000
Kenneth C. Froewiss(3)(4)(5)                   $845                       $234,988
Martin J. Gruber(3)(5)                        $2,489                      $188,000
Richard J. Herring(3)(4)(5)                   $2,469                      $184,000
Graham E. Jones(3)(4)(5)                      $2,726                      $206,000
Rebecca W. Rimel(3)(5)                        $2,470                      $185,000
Philip Saunders, Jr.(3)(4)(5)                 $2,751                      $207,000
William N. Searcy, Jr.(3)(4)(5)               $2,726                      $206,000
Jean Gleason Stromberg(3)(4)(5)                $819                       $202,000
Carl W. Vogt(3)(5)                             $801                       $189,000

(1)      The DWS Fund Complex is composed of 155 funds.

(2) Includes $50,000 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board.

(3) For each Board Member, except Mr. Becton, Mr. Froewiss and Mr. Vogt, total compensation includes compensation for service on the boards of 34 trusts/corporations comprised of 87 funds/portfolios. For Messrs. Becton and Vogt total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 85 funds/portfolios. For Mr. Froewiss total compensation includes compensation for services on the boards of 37 trusts/corporations comprised of 90 funds/portfolios.

(4) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS Funds.

(5) During calendar year 2006, the total number of funds overseen by each Board Member was 87 funds, except for Mr. Becton and Mr. Vogt, who oversaw 85 funds, and Mr. Froewiss, who oversaw 90 funds.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS Fund Complex as of December 31, 2006.


                                         Dollar Range of Beneficial            Aggregate Dollar Range of
                                                  Ownership               Ownership in all Funds Overseen by
                                         in DWS Short Duration Plus                  Board Member
Board Member                                        Fund                      in the DWS Fund Complex(2)
------------                                        ----                      --------------------------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.                                None                          Over $100,000
Dawn-Marie Driscoll                                 None                          Over $100,000
Keith R. Fox                                        None                          Over $100,000

                                       59

                                         Dollar Range of Beneficial            Aggregate Dollar Range of
                                                  Ownership               Ownership in all Funds Overseen by
                                         in DWS Short Duration Plus                  Board Member
Board Member                                        Fund                      in the DWS Fund Complex(2)
------------                                        ----                      --------------------------

Kenneth C. Froewiss                           $10,001-$50,000                     Over $100,000
Martin J. Gruber                                    None                          Over $100,000
Richard J. Herring                                  None                          Over $100,000
Graham E. Jones                                     None                          Over $100,000
Rebecca W. Rimel                                    None                          Over $100,000
Philip Saunders, Jr.                                None                          Over $100,000
William N. Searcy, Jr.                              None                          Over $100,000
Jean Gleason Stromberg                              None                          Over $100,000
Carl W. Vogt                                        None                          Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                      None                          Over $100,000

(1) The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----
Henry P. Becton, Jr.                  N/A               None           N/A            N/A              N/A
Dawn-Marie Driscoll                   N/A               None           N/A            N/A              N/A
Keith R. Fox                          N/A               None           N/A            N/A              N/A
Kenneth C. Froewiss                   N/A               None           N/A            N/A              N/A
Martin J. Gruber                      N/A               None           N/A            N/A              N/A
Richard J. Herring                    N/A               None           N/A            N/A              N/A
Graham E. Jones                       N/A               None           N/A            N/A              N/A
Rebecca W. Rimel                      N/A               None           N/A            N/A              N/A
Philip Saunders, Jr.                  N/A               None           N/A            N/A              N/A
William N. Searcy, Jr.                N/A               None           N/A            N/A              N/A
Jean Gleason Stromberg                N/A               None           N/A            N/A              N/A
Carl W. Vogt                          N/A               None           N/A            N/A              N/A

Securities Beneficially Owned

As of January 16, 2007, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of January 16, 2007, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of January 16, 2007, 515,657.11 shares in the aggregate, or 6.08% of the outstanding shares of DWS Short Duration Plus Fund, Class A were held in the name of Morgan Stanley DW, ATTN: Mutual Fund Operations, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 16, 2007, 1,656,361.69 shares in the aggregate, or 17.19% of the outstanding shares of DWS Short Duration Plus Fund, Class C were held in the name of Morgan Stanley DW, ATTN: Mutual Fund Operations, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 16, 2007, 5,761,121.84 shares in the aggregate, or 20.20% of the outstanding shares of DWS Short Duration Plus Fund, Class S were held in the name of Charles Schwab & Co, Omnibus Account Reinvest, ATTN: Mutual Fund Acct Mgmt Team, San Francisco, CA 94104-4151 who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, its trustees and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Fund's Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Trust's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreement between the investment advisor and the Fund.

                             MANAGEMENT OF THE TRUST

Rule 12b-1 Plans

The Fund may enter into Shareholder Servicing Agreements with respect to its Class A Shares with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may enter into Shareholder Servicing Agreements with respect to its Class A Shares pursuant to which the Advisor or its affiliates will provide compensation out of their own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this SAI in conjunction with any such institution's fee schedule.

Class A Shares are sold subject to a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class A Distribution Plan"). Under the Class A Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of up to 0.25% of the average daily net assets of Class A Shares.


The Fund has adopted a plan of distribution for its Class B shares (the "Class B Plan"). Under the Class B Plan, the Fund will pay a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of its Class B shares to its Distributor in addition to a distribution fee at an annual rate of up to 0.75% of such assets. Pursuant to the Class B Plan, shareholder and administrative services are provided to the Fund on behalf of its Class B shareholders under the Fund's Services Agreement with its Distributor.

Shareholders of Class C of the Fund have recently approved an Amended and Restated Rule 12b-1 Plan (the "Amended Plan" and, together with the Class A Distribution Plan and the Class B Plan, the "Distribution Plans") for that class. Under the Amended Plan, the Fund will pay a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of its Class C shares to its Distributor in addition to a distribution fee at an annual rate of up to 0.75% of such assets. Pursuant to the Amended Plan, shareholder and administrative services are provided to the Fund on behalf of its Class C shareholders under the Fund's Service Agreement with its Distributor. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Class B Plan and the Amended Plan for Class C shares provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to the Fund's Distributor for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of Class B and C shares that are used by the Distributor to pay for distribution and services for those classes, the agreement is approved and reviewed for Class B and C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

The Distributor uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares, Class B Shares and Class C Shares of the Fund. If an Amended Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DWS-SDI pursuant to the Amended Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under an Amended Plan, if for any reason the Amended Plan is terminated in accordance with its terms. Future fees under the Amended Plan may or may not be sufficient to reimburse DWS-SDI for its expenses incurred.


Prior to the shareholders approving the Amended Plan, the Fund had adopted a service plan for its Class C shares, under which the Fund paid Investment Company Capital Corp. ("ICCC") service fees at an aggregate annual rate of up to 0.25% of the class's average daily net assets. ICCC provided information and administrative services to the Fund. ICCC in turn had various agreements with financial services firms to provide personal services and/or account maintenance services to their customers and paid these fees based upon the assets of shareholder accounts the firms serviced. For the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004, the Fund incurred $286,411, $420,410 and $625,026, respectively, of which $286,411, $420,410 and $0, respectively, was waived, in shareholder servicing fees for Class C shares.

Expenses of the Fund paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.


                            Compensation to Underwriter and Firms                       Other Distribution Expenses
                                  for Calendar Year 2006                        Paid by Underwriter for Calendar Year 2006
                                  ----------------------                        -------------------------------------------
                                                                              Advertising,
                              12b-1 Fees    Compensation      Compensation      Sales,
                12b-1 Fees   (Shareholder  Paid by DWS-SDI   Paid by DWS-SDI  Literature
               (Distribution  Servicing    to Firms from     to Firms from       and                   Marketing   Postage
                Fee) Paid     Fee) Paid     Distribution     Shareholder     Promotional   Prospectus   and Sales   and     Interest
                to DWS-SDI    to DWS-SDI         Fee         Servicing Fee     Materials    Printing    Expenses   Mailing  Expenses
                ----------    ----------         ---         -------------     ---------    --------    --------   -------  --------
DWS Short
Duration
Plus Fund
  Class A           N/A        $2,597           N/A           $200,144           N/A           N/A        N/A         N/A       N/A
  Class C         $802,034       $78         $807,655         $213,281         $16,864         $383      $2,713     $3,302      $0

DWS-SDI no longer advances the first year distribution fee and service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

The table below sets forth, for the fiscal year ended September 30, 2006, the distribution and shareholder servicing fees paid by the Fund:


                       Distribution Fee        Amount Waived     Shareholder Servicing Fee     Amount Waived
                       ----------------        -------------     -------------------------     -------------

Class A                     $241,808                $225,120                N/A                     N/A
Class C                     $884,793                $143,884              $286,411                $286,411

During the fiscal year ended September 30, 2006, the Distributor received commissions on the sale of the Fund's Class A shares and contingent deferred sales charges on the Fund's Class A and Class C shares as follows:

Class A Commissions                                  $10,618
Class A Contingent Deferred Sales Charge             $3,391
Class C Contingent Deferred Sales Charge             $10,163

Code of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Investment Advisor

DIMA, 345 Park Avenue, New York, New York 10154, is the Fund's investment advisor. The Advisor is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. On December 31, 2006, Deutsche Asset Management, Inc. ("DAMI") merged into DIMA. Prior to December 31, 2006, DAMI was the investment advisor to the Fund. As a result of the merger, DIMA is now the investment advisor to the Fund.

Affiliates of the Advisor may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers in various types of such obligations. The Advisor has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, the Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Advisor, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Advisor, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by the Advisor or any such affiliate.

The Board and the shareholders of the Fund recently approved an amended and restated investment management agreement (the "Investment Management Agreement") for the Fund with DAMI. Pursuant to the Investment Management Agreement, DAMI provided continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, DAMI determined the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its Prospectus and this SAI, or as adopted by the Fund's Board. DAMI also monitored, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies. In addition, the Board and the shareholders also approved an amended and restated Investment Management Agreement (the "DIMA Agreement") between the Fund and DIMA. The fees charged and the services provided by DIMA under the DIMA Agreement are identical to the fees and services that were provided by DAMI under the Investment Management Agreement. The DIMA Agreement became effective on December 31, 2006.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars;
payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

For all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Average Daily Net Assets                         Fee Rate
------------------------                         --------

$0 - $500 million                                0.500%
$500 million - $1 billion                        0.485%
$1 billion - $2 billion                          0.470%
Over $2 billion                                  0.455%

Prior to the approval of the new Investment Management Agreement, the fee was equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and paid monthly.

Effective on or about April 23, 2007, upon the proposed merger with DWS Short Term Bond Fund, the Fund will pay the Advisor under the Investment Management Agreement a fee, calculated daily and paid monthly, at the annual rates shown below:

Average Daily Net Assets                         Fee Rate
------------------------                         --------

$0 - $1.5 billion                                0.365%
$1.5 billion - $2 billion                        0.340%
$2 billion - $3 billion                          0.315%
$3 billion - $4 billion                          0.300%
$4 billion - $5 billion                          0.285%
$5 billion - $6 billion                          0.270%
Over $6 billion                                  0.255%

The advisory fees paid to the Advisor by the Fund for the period January 14, 2006 through September 30, 2006* was equal to $2,452,759.

* Prior to July 1, 2006, these fees included an administrative service fee.

The investment advisor has contractually agreed through September 30, 2007 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 0.97% and 1.72%, for Class A and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses and proxy expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the investment advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

The investment advisor has voluntarily agreed to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 0.86% and 1.61%, for Class A and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses and proxy expenses. The investment advisor, at its discretion, may revise or discontinue this arrangement at any time.

The advisory fees paid to the PreservationPlus Income Portfolio, the master portfolio in which the Fund previously invested all of its assets, for its last three fiscal years ended September 30 are shown in the table below.


       2006*, **                2005**                 2004**
       ---------                ------                 ------

      $1,517,873              $9,183,185             $16,152,288
      ----------              ----------             -----------

*        For the period October 1, 2005 through January 13, 2006.

** Prior to July 1, 2006, these fees included an administrative service fee.

For the same periods, the Advisor reimbursed the following amounts to the Portfolio to cover expenses:

         2006*                    2005                   2004
         -----                    ----                   ----

       $625,126                $3,508,421             $2,487,526

* For the period October 1, 2005 through January 13, 2006.

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Fund (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its Independent Board Members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its Independent Board Members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to certain existing rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from such existing rules. In the event that the Fund received exemptive relief or the SEC adopted revisions to its current rules, the Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of September 30, 2006.

                                Dollar Range of        Dollar Range of All DWS
Name of Portfolio Manager      Fund Shares Owned          Fund Shares Owned
-------------------------      -----------------          -----------------

William Chepolis                      $0                 $100,001 - $500,000
Matthew F. MacDonald                  $0                         $0
Gary Sullivan                         $0                  $10,001 - $50,000
Robert Wang                    $10,001 - $50,000         $50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of September 30, 2006.

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with           Performance- Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

William Chepolis                          16            $9,336,086,050               0                    $0
Matthew F. MacDonald                      15            $9,310,759,838               0                    $0
Gary Sullivan                             11            $6,901,113,223               0                    $0

                                       68

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with           Performance- Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------      ------------

Robert Wang                               24            $7,445,669,726               0                    $0

Other Pooled Investment Vehicles Managed:

                                                                             Number of Pooled
                                     Number of                              Investment Vehicle
                                      Pooled          Total Assets of         Accounts with        Total Assets of
                                    Investment       Pooled Investment      Performance-Based     Performance- Based
Name of Portfolio Manager            Vehicles             Vehicles                 Fee               Fee Accounts
-------------------------            --------             --------                 ---                ------------

William Chepolis                           1            $1,166,428,010              0                        $0
Matthew F. MacDonald                       0                        $0              0                        $0
Gary Sullivan                              0                        $0              0                        $0
Robert Wang                               40            $7,015,573,048              3              $370,004,316

Other Accounts Managed:

                                                                             Number of Other
                                                                              Accounts with       Total Assets of
                                     Number of     Total Assets of Other   Performance- Based   Performance- Based
Name of Portfolio Manager         Other Accounts          Accounts                 Fee             Fee Accounts
-------------------------         --------------          --------                 ---              ------------

William Chepolis                           2              $773,882,540              0                      $0
Matthew F. MacDonald                       0                        $0              0                      $0
Gary Sullivan                              0                        $0              0                      $0
Robert Wang                               16              $689,975,846              1            $162,260,436

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Administrator

The Fund recently entered into a new administrative services agreement (the "Administrative Services Agreement") with DIMA, 345 Park Avenue, New York, New York 10154, pursuant to which DIMA provides most administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays DIMA a fee of 0.10% of the Fund's average daily net assets. DIMA pays the Accounting Agency and Transfer Agency fees out of such Administrative Services Agreement fee.

Under the Administrative Services Agreement, DIMA, as administrator, is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. DIMA provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's Prospectuses and Statement of Additional Information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. DAMI also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that DAMI will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

For the period July 1, 2006 through September 30, 2006, DIMA received $122,624 as compensation for adminstrative services.

Prior to July 1, 2006, ICCC received a fee of 0.35% of the Fund's average daily net assets for serving as administrator of the Fund. For the years ended September 30, 2004, September 30, 2005 and September 30, 2006*, ICCC earned $7,192,789, $3,660,465 and $1,672,070, respectively, as compensation for administrative and other services provided to the Fund. During the same periods, ICCC waived $6,208,838, $453,691 and $680,008, respectively, to the Fund to cover expenses. For the years ended September 30, 2004, September 30, 2005 and September 30, 2006**, ICCC earned $1,319,427, $661,100 and $108,420, respectively, for administrative and other services provided to the Portfolio.

*        For the period October 1, 2005 through June 30, 2006.

**       For the period October 1, 2005 through January 13, 2006.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with the Fund.

The fees paid by the Fund to DIMA pursuant to the Administrative Services Agreement are reduced by the amount of any credits received from the Fund's custodian for cash balances.

Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Custodian and Transfer Agent

The Fund employs SSB, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

DWS-SISC serves as the Fund's Transfer Agent. DWS-SISC is located at 222 South Riverside Plaza, Chicago, IL 60606-5808. Under its transfer agency agreement with the Trust, DWS-SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. DWS-SISC may be reimbursed by the Fund for its out-of-pocket expenses.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Fund.

Distributor

DWS-SDI, an affiliate of the Advisor, is the principal distributor for shares of the Fund. DWS-SDI is a registered broker-dealer. The principal business address of DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606-5808.

Service Agent

Prior to July 1, 2006, ICCC acted as a Service Agent pursuant to its Administration Agreement with the Trust and received no additional compensation from the Fund for such shareholder services. ICCC from its fees paid the service fees of any other Service Agents, including broker-dealers. The services provided by a Service Agent may have included establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the administrator or the Service Agent's clients may reasonably have requested and agreed upon with the Service Agent. Service Agents may have separately charged their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration Agreement with ICCC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may have been charged a transaction fee if they effected transactions in Fund shares through a Service Agent. Each Service Agent had agreed to transmit to shareholders, which were its customers, appropriate disclosures of any fees that it charged them directly.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trust.

PricewaterhouseCoopers   LLP,  125  High  Street,  Boston,  MA  02110,  acts  as
Independent Registered Public Accounting Firm of the Fund for the fiscal year ended September 30, 2006.

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees of the Trust.

Regulatory Matters

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DeAM, Inc. and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DeAM, Inc. and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DeAM, Inc. and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional  information  announced by DeAM  regarding  the terms of the expected
settlements          will         be         made          available          at
www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

For discussion of other regulatory matters see the Fund's prospectuses.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Trust's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal year ended September 30, 2006, the Fund and/or the Portfolio paid brokerage commissions in the amount of $91,836.

For the fiscal years ended September 30, 2004 and September 30, 2005, the Portfolio paid brokerage commissions in the amount of $0 and $0, respectively.

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

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of September 30, 2006, the Fund did not hold any securities of its regular brokers or dealers.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Fund may exceed that of certain other mutual funds with the same investment objectives. High turnover can increase the Fund's transaction costs, thereby lowering its returns. For the fiscal years ended September 30, 2004, September 30, 2005 and September 30, 2006, the Fund and/or the Portfolio's turnover rates were 120%, 298% and 129%, respectively. The portfolio turnover rate for the Fund was significantly higher in fiscal year 2005 primarily because of a growth in assets of the Fund.

                            ORGANIZATION OF THE TRUST

The Fund is a series of DWS Advisor Funds. The Trust is a Massachusetts business trust organized under the laws of Massachusetts on July 21, 1986, and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). The Trust was organized under the name BT Tax-Free Investment Trust and assumed its former name of BT Investment Funds on May 16, 1988. The Trust's name was changed to Scudder Advisor Funds effective May 16, 2003 and to DWS Advisor Funds as of February 6, 2006. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's Prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or the Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

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

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when the Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate the Fund or any class of the Fund without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                              FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund

The Fund intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Code in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

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

(a) The Fund must derive at least 90% of its gross annual income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income);

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers of which the Fund owns 20% or more of the voting securities and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

(c) The Fund is required to distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

If the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to tax at regular corporate rates, currently at a maximum rate of 35%, on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for US federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to US federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain, and be subject to income or excise tax on, a portion of its capital gains or other income if it appears to be in the interest of the Fund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Taxation of Fund Distributions

Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with a lower rate applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

For taxable years beginning before January 1, 2011, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain assuming certain holding period and other requirements are met. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund from US corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income. The Fund does not expect to generate substantial amounts of qualified dividend income.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

The Fund is permitted to pay "exempt-interest dividends" to its shareholders in any year that, at the close of each quarter, at least 50% of the value of the
Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are generally treated as interest excludable from the shareholders' gross income for federal income tax purposes; exempt-interest dividends may, however, be taxable for alternative minimum tax purposes. If the Fund were to qualify to pay exempt-interest dividends, it would be required to inform its shareholders of the percentage of its distributions that qualify as exempt-interest dividends within 60 days of its fiscal year end. The Fund does not expect to pay any exempt-interest dividends.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a

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

portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

If any dividends from domestic corporations constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations assuming certain holding period and other requirements are met. The Fund does not expect to earn a substantial amount of dividend income.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to the Fund and its shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Tax Effects of Certain Transactions

The Fund's use of options, futures contracts and forward contracts (to the extent permitted) will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. These rules also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize recognition of taxable income in excess of any cash received from the investment.

Certain types of income received by the Fund from real estate investment trusts, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

In addition, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. If a charitable remainder trust (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

Other Tax Considerations

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's US Federal income tax liability.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                                 OTHER TAXATION

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund will be liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code (and, in the case of the Trust, provided that each of its other series continues to qualify as a regulated investment company under Subchapter M of the Code).

Non-US Shareholders

Taxation of dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Every non-US shareholder is urged to consult his own tax advisor with respect to the application of this legislation to his own circumstances.

The foregoing is only a summary of certain material federal income tax consequences affecting the Fund. Prospective shareholders are advised to consult their Plan documents and their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies") and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended September 30, 2006 are incorporated herein by reference to the Annual Report to shareholders of the Fund dated September 30, 2006. A copy of the Annual Report may be obtained without charge by contacting the Fund.

                                    APPENDIX

Description of Moody's Corporate Bond Ratings

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Corporate Bond Ratings

AAA -- Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch's Long-Term Debt Ratings
Investment Grade

AAA
Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB
Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving."

Description of Moody's Short-Term Debt Ratings

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Description of S&P Short-Term Issuer Credit Ratings

A-1 An obligor rated "A-1" has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 An obligor rated "A-2" has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated "A-3" has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Description of Fitch's Commercial Paper Ratings

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default. Denotes actual or imminent payment default.

Notes

"+" or "-" may be appended to an "F1" rating class to denote relative status within the category.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
Rating Watch: Ratings are placed on Rating

Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                             STATEMENT OF ADDITIONAL INFORMATION


           February 1, 2007, as Revised February 20, 2007 (Class A and C Shares)
                                              February 20, 2007 (Class B Shares)




Investment Advisor
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY 10154

Administrator
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY 10154

Transfer Agent
DWS SCUDDER INVESTMENTS SERVICE COMPANY
222 South Riverside Plaza
Chicago, IL 60606-5808

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

Distributor
DWS SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606-5808

Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
125 High Street
Boston, MA 02110

Counsel
WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY  10019-6099

No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectuses, its SAI or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


CUSIP    #23336Y 748 -- Class A Shares
                     -- Class B Shares
         #23336Y 730 -- Class C Shares


          (02/07)

                                                       PART C. OTHER INFORMATION

Item 23.          Exhibits
--------          --------
                  (a)      (1)       Amended and Restated Declaration of Trust dated June 27, 2006; (19)

                           (2)       Amended and Restated Designation of Series and Classes of Shares of Beneficial
                                     Interest dated September 21, 2006; (22)

                           (3)       Amended and Restated Designation of Series and Classes of Shares of Beneficial
                                     Interest dated November 17, 2006; (22)

                           (4)       Amended and Restated Designation of Series and Classes of Shares of Beneficial
                                     Interest dated December 21, 2006; (22)

                           (5)       Secretary's Certificate regarding the Establishment and Designation of Class B shares for DWS Short Duration Fund, dated February 20, 2007, is filed herein;

                  (b)                By-Laws of DWS Advisor Funds, dated June 27, 2006; (19)

                  (c)                Incorporated by reference to Exhibit (b) above;

                  (d)      (1)       Investment Advisory Agreement dated July 30, 2002 between International Equity
                                     Portfolio and Deutsche Asset Management, Inc.; (6)

                           (2)       Investment Advisory Agreement dated July 30, 2002 between BT Investment Funds and
                                     Deutsche Asset Management, Inc.; (11)

                           (3)       Amended and Restated Investment Management Agreement dated January 1, 2007 on behalf of Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax
                                     Fee Money Fund, Treasury Money Fund Investment, DWS Mid Cap Growth Fund, DWS
                                     Small Cap Growth Fund, DWS Core Fixed Income Fund, DWS High Income Plus Fund, DWS
                                     International Select Equity Fund, DWS Lifecycle Long Range Fund, DWS Micro Cap
                                     Fund, DWS RREEF Real Estate Securities Fund, DWS RREEF Global Real Estate
                                     Securities Fund, DWS Short-Term Municipal Bond Fund, Money Market Fund Investment
                                     and DWS Short Duration Fund; (22)

                           (4)       Sub-advisory Agreement between RREEF America L.L.C., in regards to DWS RREEF
                                     Global Real Estate Securities Fund, and Deutsche Asset Management International
                                     GmbH, dated July 1, 2006 (to be filed by amendment);

                           (5)       Sub-advisory Agreement between RREEF America L.L.C., in regards to DWS RREEF
                                     Global Real Estate Securities Fund, and RREEF Global Advisors Limited, dated July
                                     1, 2006 (to be filed by amendment);

                           (6)       Sub-advisory Agreement between RREEF America L.L.C., in regards to DWS RREEF
                                     Global Real Estate Securities Fund, and Deutsche Asset Management (Hong Kong),
                                     Limited, dated July 1, 2006 (to be filed by amendment);

                           (7)       Sub-advisory Agreement between RREEF America L.L.C., in regards to DWS RREEF
                                     Global Real Estate Securities Fund, and Deutsche Investments Australia Limited,
                                     dated July 1, 2006 (to be filed by amendment);

                           (8)       Form of Post Merger Investment Management Agreement between the Registrant, on behalf of DWS Short Duration Plus Fund, and Deutsche Investment Management
                                     Americas Inc., (to be filed by amendment);


                                       3

                  (e)                Distribution Agreement dated August 19, 2002; (4)

                  (f)                Not applicable;

                  (g)      (1)       Custodian Agreement dated July 1, 1996; (2)

                           (2)       Custodian Agreement between the Registrant and State Street Bank and Trust
                                     Company, dated April 1, 2003; (7)

                  (h)      (1)       Administrative Services Agreement between the Registrant and Deutsche Investment
                                     Management Americas Inc.; (21)

                           (2)       Administration Agreement dated July 1, 2001; (3)

                           (3)       Expense Limitation Agreement dated September 4, 2002; (4)

                           (4)       Transfer Agency Agreement dated December 16, 2002 with Scudder Investment
                                     Services Company; (10)

                           (5)       Agency Agreement between Scudder Investments Service Company and DST Systems,
                                     Inc., dated January 15, 2003; (7)

                           (6)       Amended and Restated Transfer Agency and Services Agreement between Registrant and DWS Scudder Services Corporation; (22)

                           (7)       Expense Limitation Agreement dated April 25, 2003; (9)

                           (8)       Expense Limitation Agreement dated August 1, 2003; (11)

                           (9)       Letters of Indemnity to the Scudder Funds and Independent Directors/Trustees
                                     dated October 8, 2004; (13)

                           (10)      Amendment dated November 17, 2004 to Exhibit A of the Expense Limitation
                                     Agreement dated April 25, 2003; (14)

                  (i)      (1)       Opinion and Consent of Willkie Farr & Gallagher LLP;9, 11, (18)

                           (2)       Opinion and Consent of Bingham McCutchen LLP; 9, (18)

                           (3)       Opinion and Consent of Willkie Farr & Gallagher LLP relating to Class S and AARP shares;(12)

                           (4)       Opinion and Consent of Bingham McCutchen LLP relating to Class S and AARP shares;(12)

                           (5)       Opinion and Consent of Counsel of Willkie Farr & Gallagher relating to DWS RREEF
                                     Global Real Estate Securities Fund, Classes A, C, Institutional and S;(17)

                           (6)       Opinion and Consent of Counsel of Bingham McCutcheon LLP relating to DWS RREEF
                                     Global Real Estate Securities Fund, Classes A, C, Institutional and S; (17)

                           (7)       Opinion and Consent of Willkie Farr & Gallagher LLP relating to NY Tax Free Money
                                     Fund, Tax-Exempt New York Money Market Fund shares; (19)

                           (8)       Opinion and Consent of Bingham McCutchen LLP relating to NY Tax Free Money Fund,
                                     Tax-Exempt New York Money Market Fund shares; (19)


                                       4

                           (9)       Opinion and Consent of Willkie Farr & Gallagher LLP relating to DWS Short
                                     Duration Fund; (20)

                           (10)      Opinion and Consent of Bingham McCutchen LLP relating to DWS Short Duration Fund;
                                     (20)

                           (11)      Opinion and Consent of Willkie Farr & Gallagher LLP relating to DWS Short
                                     Duration Plus Fund is filed herein;

                           (12)      Opinion and Consent of Bingham McCutchen LLP relating to DWS Short Duration Plus
                                     Fund is filed herein;

                  (j)                Consent of Independent Registered Public Accounting Firm; (22)

                  (k)                Not applicable;

                  (1)                Not applicable;

                   (m)     (1)       Rule 12b-1 Plan for DWS Micro Cap Fund - Classes A and C shares, dated June 27,
                                     2006; (22)

                           (2)       Rule 12b-1 Plan for DWS Micro Cap Fund - Classes B shares, dated July 7, 2006;
                                     (22)

                           (3)       Rule 12b-1 Plan for DWS Micro Cap Fund - Classes C shares, dated July 7, 2006;
                                     (22)

                           (4)       Rule 12b-1 Plan for DWS Mid Cap Growth Fund - Classes A shares, dated June 27,
                                     2006; (22)

                           (5)       Rule 12b-1 Plan for DWS Mid Cap Growth Fund - Classes B shares, dated June 1,
                                     2006; (22)

                           (6)       Rule 12b-1 Plan for DWS Mid Cap Growth Fund - Classes C shares, dated June 1,
                                     2006; (22)

                           (7)       Rule 12b-1 Plan for DWS Short Duration Plus Fund - Classes A shares, dated June
                                     27, 2006; (22)

                           (8)       Rule 12b-1 Plan for DWS Short Duration Plus Fund - Classes C shares, dated June
                                     27, 2006; (22)

                           (9)       Rule 12b-1 Plan for DWS Small Cap Growth Fund - Classes A shares, dated June 27,
                                     2006; (22)

                           (10)      Rule 12b-1 Plan for DWS Small Cap Growth Fund - Classes B shares, dated July 1,
                                     2006; (22)

                           (11)      Rule 12b-1 Plan for DWS Small Cap Growth Fund - Classes C shares, dated July 1,
                                     2006; (22)

                           (12)      Rule 12b-1 Plan for DWS RREEF Global Real Estate Securities Fund - Classes A and
                                     C shares, dated July 1, 2006 (to be filed by amendment);

                                       5

                           (13)      Rule 12b-1 Plan for DWS Short Duration Plus Fund - Class B, (to be filed by amendment);

                  (n)      (1)       Rule 18f-3 Plan, as amended; (10)

                           (2)       Rule 18f-3 Plan for DWS RREEF Global Real Estate Securities Fund, dated July 1,
                                     2006 (to be filed by amendment);

                           (3)       Rule 18f-3 Plan for DWS Short Duration Plus Fund, (to be filed by amendment);

                           (4)       Amended and Restated Multi-Distribution System Plan with respect to DWS Advisor
                                     Funds, pursuant to Rule 18f-3 (to be filed by amendment);

                  (p)      (1)       Code of Ethics for Deutsche Asset Management -- U.S., dated January 1, 2006; (22)

                           (2)       Consolidated Fund Code of Ethics dated March 14, 2006; (16)

                           (3)       Code of Ethics for Deutsche Asset Management (Asia) Limited and Deutsche Asset
                                     Management (Hong Kong) Limited; (17)

                  (q)                Power of Attorney, dated June 27, 2006; (17)

--------------------

(1)      Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-lA
         ("Registration Statement") as filed with the Securities and Exchange ("Commission") on July 31, 1995.

(2)      Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement as filed with the
         Commission on July 1, 1997.

(3)      Incorporated by reference to Post-Effective Amendment No. 84 to Registrant's Registration Statement as filed with the
         Commission on June 29, 2001.

(4)      Incorporated by reference to Post-Effective Amendment No. 95 to Registrant's Registration Statement as filed with the
         Commission on November 27, 2002.

(5)      Incorporated by reference to Post-Effective Amendment No. 98 to Registrant's Registration Statement as filed with the
         Commission on February 3, 2003.

(6)      Incorporated by reference to Post-Effective Amendment No. 99 to Registrant's Registration Statement as filed with the
         Commission on February 28, 2003.

(7)      Incorporated by reference to Post-Effective Amendment No. 100 to Registrant's Registration Statement as filed with the
         Commission on April 30, 2003.

(8)      Incorporated by reference to Post-Effective Amendment No. 104 to Registrant's Registration Statement as filed with the
         Commission on October 1, 2003.

(9)      Incorporated by reference to Post-Effective Amendment No. 105 to Registrant's Registration Statement as filed with the
         Commission on January 30, 2004.

(10)     Incorporated by reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement as filed with the
         Commission on February 27, 2004.

(11)     Incorporated by reference to Post-Effective Amendment No. 107 to Registrant's Registration Statement as filed with the
         Commission on April 29, 2004.

(12)     Incorporated by reference to Post-Effective Amendment No. 113 to Registrant's Registration Statement as filed with the
         Commission on August 31, 2004.

                                       6

(13)     Incorporated by reference to Post-Effective Amendment No. 114 to Registrant's Registration Statement as filed with the
         Commission on December 3, 2004.

(14)     Incorporated by reference to Post-Effective Amendment No. 116 to Registrant's Registration Statement as filed with the
         Commission on February 1, 2005.

(15)     Incorporated by reference to Post-Effective Amendment No. 125 to Registrant's Registration Statement as filed with the
         Commission on January 27, 2006.

(16)     Incorporated by reference to Post-Effective Amendment No. 133 to Registrant's Registration Statement as filed with the
         Commission on April 28, 2006.

(17)     Incorporated by reference to Post-Effective Amendment No. 141 to Registrant's Registration Statement as filed with the
         Commission on June 30, 2006.

(18)     Incorporated by reference to Post-Effective Amendment No. 142 to Registrant's Registration Statement as filed with the
         Commission on June 30, 2006.

(19)     Incorporated by reference to Post-Effective Amendment No. 145 to Registrant's Registration Statement as filed with the
         Commission on August 14, 2006.

(20)     Incorporated by reference to Post-Effective Amendment No. 146 to Registrant's Registration Statement as filed with the
         Commission on August 18, 2006.

(21)     Incorporated by reference to Post-Effective Amendment No. 147 to Registrant's Registration Statement as filed with the
         Commission on September 25, 2006.

(22)     Incorporated by reference to Post-Effective Amendment No. 149 to Registrant's Registration Statement as filed with the
         Commission on January 26, 2007.

Item 24.          Persons Controlled by or Under Common Control with Registrant
--------          -------------------------------------------------------------

                  Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.

Item 25.          Indemnification
--------          ---------------

Article IV of the Registrant's Agreement and Declaration of Trust (Exhibit
(a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder,

Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Deutsche Investment Management Americas Inc. (hereafter, "DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, "Covered Matters"), including without limitation:

                  1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to

                  DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DIMA will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DIMA and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

                  5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DIMA.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

         (a)

DWS Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc. and Investment Company Capital Corp.

         (b)

Information on the officers and directors of DWS Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)

          DWS Scudder Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------
         Philipp Hensler                Director, Chairman of the Board and CEO   None
         345 Park Avenue
         New York, NY 10154

         Michael Colon                  Director and Chief Operating Officer      None
         345 Park Avenue
         New York, NY 10154


                                       9

                      (1)                             (2)                                  (3)

          DWS Scudder Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------

         Thomas Winnick                 Director and President                    None
         345 Park Avenue
         New York, NY 10154

         Cliff Goldstein                Chief Financial Officer and Treasurer     None
         60 Wall Street
         New York, NY 10005

         Robert Froehlich               Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Paul Schubert                  Vice President                            Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY 10154

         Mark Perrelli                  Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Donna White                    Chief Compliance Officer                  None
         345 Park Avenue
         New York, NY 10154

         Jason Vazquez                  Vice President and AML Compliance         Anti-Money Laundering
         345 Park Avenue                Officer                                   Compliance Officer
         New York, NY 10154

         Caroline Pearson               Secretary                                 Assistant Secretary
         Two International Place
         Boston, MA 02110

         Philip J. Collora              Assistant Secretary                       None
         222 South Riverside Plaza
         Chicago, IL 60606

         Anjie LaRocca                  Assistant Secretary                       None
         345 Park Avenue
         New York, NY 10154

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

DWS Advisor Funds:                                  345 Park Avenue
(Registrant)                                        New York, New York  10154

Deutsche Investment Management Americas Inc.        345 Park Avenue
(Investment Advisor)                                New York, NY 10154

Deutsche Investment Management Americas Inc.        345 Park Avenue
 (Administrator)                                    New York, NY 10154

DWS Scudder Investments Service Company:            222 South Riverside Plaza
(Transfer Agent)                                    Chicago, IL 60606

DWS Scudder Distributors, Inc.:                     222 South Riverside Plaza
(Distributor)                                       Chicago, IL 60606

State Street Bank and Trust Company                 225 Franklin Street
(Custodian)                                         Boston, MA 02110

Brown Brothers Harriman                             40 Water Street
(Custodian)                                         Boston, MA 02110

DST Systems, Inc.:                                  127 West 10th Street
(Sub-Transfer Agent and                             Kansas City, MO 64105
Sub-Dividend Distribution Agent)

Item 29.          Management Services
--------          -------------------

                  Not applicable

Item 30.          Undertakings
--------          ------------

                  Not applicable

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 10th day of February 2007.

                                                    DWS ADVISOR FUNDS

                                                    By:  /s/ Michael G. Clark
                                                         --------------------
                                                         Michael G. Clark

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

 /s/ Michael G. Clark
 -------------------------------------
 Michael G. Clark                           President                                    February 10, 2007

 /s/ Paul H. Schubert
 -------------------------------------
 Paul H. Schubert                           Chief Financial Officer and Treasurer        February 10, 2007

 /s/Henry P. Becton, Jr.
 -------------------------------------
 Henry P. Becton, Jr.*                      Trustee                                      February 10, 2007

  /s/Dawn-Marie Driscoll
 -------------------------------------
 Dawn-Marie Driscoll*                       Chairperson and Trustee                      February 10, 2007

 /s/Keith R. Fox
 -------------------------------------
 Keith R. Fox*                              Trustee                                      February 10, 2007

 /s/Kenneth C. Froewiss
 -------------------------------------
 Kenneth C. Froweiss*                       Trustee                                      February 10, 2007

 /s/Martin J. Gruber
 -------------------------------------
 Martin J. Gruber*                          Trustee                                      February 10, 2007

 /s/Richard J. Herring
 -------------------------------------
 Richard J. Herring*                        Trustee                                      February 10, 2007

 /s/Graham E. Jones
 -------------------------------------
 Graham E. Jones*                           Trustee                                      February 10, 2007

 /s/Rebecca W. Rimel
 -------------------------------------
 Rebecca W. Rimel*                          Trustee                                      February 10, 2007

 /s/Philip Saunders, Jr.
 -------------------------------------
 Philip Saunders, Jr.*                      Trustee                                      February 10, 2007

 /s/William N. Searcy, Jr.
 -------------------------------------
 William N. Searcy, Jr.*                    Trustee                                      February 10, 2007



 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

 /s/Jean Gleason Stromberg
 -------------------------------------
 Jean Gleason Stromberg*                    Trustee                                      February 10, 2007

 /s/Carl W. Vogt
 -------------------------------------
 Carl W. Vogt*                              Trustee                                      February 10, 2007

 /s/Axel Schwarzer
 -------------------------------------
 Axel Schwarzer*                            Trustee                                      February 10, 2007

*By:     /s/ Caroline Pearson
         --------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post-Effective Amendment No. 141 to the Registration Statement, as filed on June 30, 2006.

                                                      1933 Act File No. 33-07404
                                                     1940 Act File No. 811-04760




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                        POST-EFFECTIVE AMENDMENT NO. 150
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 150
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                                DWS ADVISOR FUNDS

                                DWS ADVISOR FUNDS

                                  EXHIBIT INDEX
                                  -------------

                                     (a)(5)

                                     (i)(11)

                                     (i)(12)




                                       13